SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d)
OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2002
Date of report (Date of earliest event reported)

BINGO.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-26319	98-0206369
(Commission File Number)	(IRS Employer Identification No.)

SUITE 1405, 1166 ALBERNI STREET, VANCOUVER, BRITISH COLUMBIA, CANADA (Address of Principal Executive Offices)	V6E 3Z3 (Zip Code)

(604) 694-0300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

BINGO.COM, INC.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:
Not Applicable.

(b)  Pro forma financial information:
Not Applicable.

(c)  Exhibits
99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Furnished as exhibits 99.1 and 99.2 are copies of the certifications of the Chief Executive Officer and the Chief Financial Officer of Bingo.com, Inc. (the “Company”), which accompanied the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, which Report was filed on August 14, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, INC.
(Registrant)

Date: August 14, 2002	By: /s/ “T. M. Williams” T. M. WILLIAMS, PRESIDENT

EXHIBIT INDEX

The following exhibits are furnished pursuant to Item 9 (Regulation FD Disclosure), are not to be considered filed under the Exchange Act, and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No.	Description

99.1	Certification of Chief Executive Officer under 18 U.S.C. Section 1350
99.2	Certification of Chief Financial Officer under 18 U.S.C. Section 1350